[logo] M F S(R)
INVESTMENT MANAGEMENT

                     MFS(R) RESEARCH FUND

                     SEMIANNUAL REPORT o MARCH 31, 2002

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        YOU CAN RECEIVE THIS REPORT VIA E-MAIL. See page 33 for details.
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TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  7
Results of Shareholder Meeting ............................................ 11
Portfolio of Investments .................................................. 13
Financial Statements ...................................................... 19
Notes to Financial Statements ............................................. 26
Trustees and Officers ..................................................... 35

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC,
    MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
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NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
NOT A DEPOSIT                      NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
The markets this year have presented a mixed picture for investors, with bond markets showing modest advances and many equity indices giving up most of their gains since last September and October. Federal Reserve Board (Fed) Chairman Alan Greenspan has declared that, in fact, the recession is over, and many financial experts have agreed with him. We think the questions on many investors' minds are:

  o Is the recession genuinely over?

  o If it is, should I change my portfolio to prepare for a recovery?

THE WORST SEEMS TO BE OVER
According to many economists, the recession is technically over. We are beginning to see growth again in the U.S. economy and in economies around the globe. But we would qualify that with a caution that the exciting growth rates of the 1990s are not coming back any time soon.

Our view of the situation is that corporate profits still look weak, despite the recession being over. We think the markets may be bumping along the bottom for a bit longer before a recovery gathers steam. Firms in many industries are still dogged by excess capacity built up in the 1990s, and we think that may slow the growth of corporate profits for a while longer. A recent statement by IBM's chief financial officer, explaining why first-quarter earnings would miss analysts' expectations, summarized the wait-and-see attitude we are seeing in much of corporate America: "Many of our customers chose to reduce or defer capital spending decisions until they see a sustained improvement in their business."(1)

SHOULD I CHANGE MY PORTFOLIO?
Should you be adjusting your portfolio to anticipate an eventual recovery? This is a question best discussed with your investment professional. However, we would contend that changing one's portfolio in response to short-term events, known as market timing, is a strategy that few investors have been able to execute successfully over the long term. Our experience has been that a long-term financial plan, developed with the help of an investment professional, may offer a better chance of riding out economic cycles and working toward your long-term investment goals.

Recent events, we think, offer evidence to support that view. For example, two traditional elements of a long-term financial plan are setting reasonable expectations and diversifying among asset classes -- such as growth stocks, value stocks, and bonds.

In the late 1990s, it was tempting to raise our long-term expectations as we experienced several years of over-20% growth in equity markets. News stories often suggested this was the new norm, declaring that a "new economy" had vanquished the "old economy" -- and its historical average annual returns that had been closer to 10% for stocks.

Adjusting one's financial plan to agree with that view, however, could have proven disastrous over the past few years. On the other hand, a look at long-term history might have prepared an investor for realistic returns. For example, as of March 31, 2002, the 3-, 5-, 10-, and 20-year average annual returns for the Standard & Poor's 500 Stock Index, a commonly used measure of the broad stock market, were -2.54%, 10.17%, 13.25%, and 15.69%.(2)

In addition to unrealistic expectations, another investment trap of the 1990s was believing that growth stocks would always reign supreme. A financial plan that included a range of asset classes, however -- recognizing that individual asset classes frequently go in and out of favor -- could have helped an investor over the past two difficult years, when both bonds and value stocks significantly outperformed growth stocks.(3)

We should, however, note that if your personal situation or financial goals change, your financial plan may need to change as well. For that reason, we suggest that you and your investment professional revisit your long-term plan regularly to assess your progress and make course corrections as necessary.

DEJA VU
The points we've just made, of course, are familiar to most investors.
As baseball great Yogi Berra said, "This is like deja vu all over again." What's new, however, is the historical context that validates the old familiar strategies.

This spring marks the second anniversary of the start of a severe market downturn that generally is recognized as the worst time for investors since the 1970s. But the downturn also demonstrated, in our opinion, that short-term events are significantly less important for investors than tried-and-true strategies, including sticking to a long-term plan, setting realistic expectations, and diversifying among asset classes.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    April 15, 2002

(1) Source: The Wall Street Journal Online, April 8, 2002.

(2) Source: Lipper Inc.

(3) For the two-year period ended March 31, 2002, bonds, as represented by the Lehman Brothers Aggregate Bond Index, delivered an average annual return of 8.88%; value stocks, as represented by the Russell 1000 Value Index, delivered an average annual return of 2.31%; and growth stocks, as represented by the Russell 1000 Growth Index, delivered an average annual return of -25.08%. Source: Lipper Inc.

    The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA). The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

It is not possible to invest directly in an index.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of David A. Antonelli]
     David A. Antonelli

For the six months ended March 31, 2002, Class A shares of the fund provided a total return of 12.43%, Class B shares 12.04%, Class C shares 12.10%, and Class I shares 12.63%. These returns, which include the reinvestment of any capital gains and dividends distributions but exclude the effects of any sales charges, compare to a 10.97% return over the same period for the fund's benchmark, the Standard & Poor's 500 Stock Index (the S&P 500). The S&P 500 is a commonly used measure of the broad stock market. During the same period, the average large-cap growth fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 10.77%.

Q. WHAT FACTORS HELPED THE FUND OUTPACE THE S&P 500 AND THE LIPPER CATEGORY AVERAGE DURING THE PERIOD?

A. Major contributors included our significant exposure to technology, media & broadcasting, and retail stocks. Significant holdings in semiconductor manufacturers such as STMicroelectronics and Analog Devices, along with diversified media companies such as Viacom and Clear Channel Communications, provided a major boost to performance as they rallied dramatically from their September lows. As investors began to anticipate a rebound in economic activity, industry leaders such as these rallied amid increasing evidence of an economic recovery. Other cyclical companies that benefited from improving economic data were retailers such as Wal-Mart, Home Depot, and Target. Strong stock selection among financial services, basic materials, and automotive companies also added to returns.

Q. FOLLOWING A SHARP RALLY IN THE FOURTH QUARTER OF 2001, THE MARKET HAS TRADED IN A NARROW RANGE SINCE THE BEGINNING OF 2002. WHERE HAVE YOU AND MFS' ANALYSTS FOUND OPPORTUNITIES IN THIS ENVIRONMENT?

A. The insurance industry continued to be a major area of focus for the portfolio. The group posted gains during the first quarter despite facing huge claims in the fallout of the September 11 attacks. While the estimated $40 billion to $70 billion in charges due to the attacks were devastating for small insurers, we think those that survived are well positioned to benefit from an environment of stronger pricing and sales volume. With fewer property and casualty insurance companies in business and demand for new policies rising, new policies are likely to cost significantly more in 2002. In our view, higher premiums could continue to lead to gains in stock prices.

Q. AT 16.5% OF THE FUND'S INVESTMENTS, TECHNOLOGY STOCKS WERE THE SECOND-LARGEST SECTOR WEIGHTING AT THE END OF THE PERIOD. WHAT STOCKS LOOKED ATTRACTIVE IN THIS GROUP?

A. The fund's exposure went from slightly underweighted to marginally overweighted compared to the S&P 500 during the period. We've tried to be very selective, however, because we think many of these stocks have remained expensive and near-term earnings growth is uncertain. That said, we have found companies that look attractively valued to us and seem poised for a rebound in business activity. In particular, we've added to semiconductor stocks that we think possess strong management teams and quality product lines and are well positioned to benefit from an economic recovery.

Q. CAN YOU TELL US A BIT ABOUT THE FUND'S TOP HOLDINGS DURING THE PERIOD? WHAT DID YOU LIKE ABOUT THESE STOCKS?

A. Financial services stocks have long been a mainstay in the portfolio, and over the past six months we increased our exposure to banks such as FleetBoston Financial and Capital One because we think these companies are attractively valued and well positioned to benefit from an eventual rebound in the capital markets. Because of the more favorable environment for insurance companies we discussed, we also increased our exposure to insurance companies such as MetLife and Chubb.

Q.  WERE THERE ANY OTHER AREAS THAT LOOKED APPEALING?

A. Following the September 11 attacks, investors sold off broadcasting, media, cable TV, hotel, and retail stocks with a vengeance due to concerns about a sharp drop in travel, consumer spending, and economic activity. While they were right in the short term, we felt that much of the selling was indiscriminate and was not taking the longer-term picture into account. As we've seen, many of these stocks have bounced back strongly because the U.S. consumer has not stopped spending, and the recession was in large part due to a slowdown in corporate spending. As a result, our holdings in companies such as Viacom, Clear Channel Communications, and Wal-Mart have produced strong returns during the period.

    In our view, the consumer may slow down spending in certain sectors, but we think there are a number of catalysts in place to keep consumers buying and also to spur a pickup in corporate expenditures. If this scenario plays out as expected, we believe it could provide a significant boost to both of these areas of the market; broadcasting and media stocks in particular could continue to benefit.

Q.  WHICH HOLDINGS TURNED OUT TO BE DISAPPOINTMENTS?

A. Telecommunication's stocks such as AT&T and AT&T Wireless continued to disappoint due to ongoing concerns about aggressive competition in a crowded marketplace cutting into future earnings growth. Electric power producers and natural gas stocks such as Dynegy and industrial conglomerate Tyco also suffered during the period as investors questioned their debt levels and accounting methods following the Enron controversy. We've trimmed back our positions in these stocks due to these lingering concerns, but we think that valuations are more attractive at these levels and that Dynegy in particular could stand to benefit from the mistakes made by other companies in the electric power and natural gas industries.

Q.  WHAT'S YOUR OUTLOOK?

A. We feel the framework is in place for a modest economic and market recovery, thanks to the massive amount of liquidity the Federal Reserve Board injected into the economy over the past year. While we expect the economy to recover this year, we don't see a set of conditions that would suggest a rapid rebound. Moreover, we think it could be several months before capital spending rises to a level that can produce the kinds of earnings growth necessary to put much higher valuations on the overall market. That said, we think the best relative earnings gains could be found in areas such as insurance, basic materials, broadcasting, and cable television. In addition, we think selected parts of technology, health care, and banking could offer attractive opportunities.

/s/ David A. Antonelli

    David A. Antonelli
    Director of Global Equity Research

Note to Shareholders: Effective February 28, 2002, David A. Antonelli, Director of International Equity Research since 1999, will oversee our U.S. and non-U.S. equity research analysts in the role of Director of Global Equity Research.

The committee of MFS research analysts is responsible for the day-to-day management of the fund under the general supervision of Mr. Antonelli.

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

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  FUND FACTS
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  OBJECTIVE:                SEEKS LONG-TERM GROWTH OF CAPITAL AND FUTURE INCOME.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:    OCTOBER 13, 1971

  CLASS INCEPTION:          CLASS A OCTOBER 13, 1971
                            CLASS B SEPTEMBER 7, 1993
                            CLASS C JANUARY 3, 1994
                            CLASS I JANUARY 2, 1997

  SIZE:                     $4.8 BILLION NET ASSETS AS OF MARCH 31, 2002

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PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH MARCH 31, 2002

CLASS A
                                             6 Months       1 Year       3 Years       5 Years      10 Years
------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                +12.43%      - 5.33%       - 8.73%       +41.22%      +224.82%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                   --        - 5.33%       - 3.00%       + 7.15%      + 12.50%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                   --        -10.78%        -4.90%       + 5.88%      + 11.84%
------------------------------------------------------------------------------------------------------------

CLASS B
                                             6 Months       1 Year       3 Years       5 Years      10 Years
------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                +12.04%      - 5.95%       -10.51%       +36.67%      +206.35%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                   --        - 5.95%       - 3.63%       + 6.45%      + 11.85%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                   --        - 9.71%       - 4.42%       + 6.13%      + 11.85%
------------------------------------------------------------------------------------------------------------

CLASS C
                                             6 Months       1 Year       3 Years       5 Years      10 Years
------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                +12.10%      - 5.94%       -10.47%       +36.73%      +207.32%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                   --        - 5.94%       - 3.62%       + 6.46%      + 11.88%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                   --        - 6.88%       - 3.62%       + 6.46%      + 11.88%
------------------------------------------------------------------------------------------------------------

CLASS I
                                             6 Months       1 Year       3 Years       5 Years      10 Years
------------------------------------------------------------------------------------------------------------
Cumulative Total Return
  (No Sales Charge)                           +12.63%      - 4.98%       - 7.75%       +43.74%      +230.98%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  (No Sales Charge)                              --        - 4.98%       - 2.65%       + 7.53%      + 12.71%
------------------------------------------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class B, C, and I share performance include the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge
(load) applicable to Class A shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign securities may be unfavorably affected by interest-rate and currency-exchange-rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF MARCH 31, 2002

FIVE LARGEST STOCK SECTORS

                FINANCIAL SERVICES                    23.8%
                TECHNOLOGY                            16.5%
                HEALTH CARE                           12.7%
                RETAILING                              9.4%
                LEISURE                                7.6%

TOP 10 STOCK HOLDINGS

EXXONMOBIL CORP.  3.3%                  BANK OF AMERICA CORP.  2.4%
International oil and gas company       Bank and financial holding company

PFIZER, INC.  3.1%                      CITIGROUP, INC.  2.4%
Pharmaceutical products company         Diversified financial services company

WAL-MART STORES, INC.  3.1%             CLEAR CHANNEL COMMUNICATIONS, INC.  1.8%
Retail chain                            Diversified media company

VIACOM, INC.  2.9%                      FLEETBOSTON FINANCIAL CORP.  1.8%
Media, broadcasting, and cable          Diversified financial services company
television operator
                                        ANALOG DEVICES, INC.  1.6%
WYETH  2.7%                             Semiconductor manufacturer
Health care company

The portfolio is actively managed, and current holdings may be different.

RESULTS OF SHAREHOLDER MEETING (Unaudited)

At a special meeting of shareholders of MFS Research Fund, which was held on October 19, 2001, the following actions were taken:

ITEM 1. To elect a Board of Trustees.

                                                       NUMBER OF SHARES
                                                 -----------------------------
                                                                      WITHHOLD
NOMINEE                                                     FOR      AUTHORITY
------------------------------------------------------------------------------
Jeffrey L. Shames                                   168,897,857      3,288,408
John W. Ballen                                      168,921,318      3,264,947
Lawrence H. Cohn, M.D.                              168,883,407      3,302,858
The Hon. Sir J. David Gibbons, KBE                  168,746,115      3,440,150
William R. Gutow                                    168,897,072      3,289,193
J. Atwood Ives                                      168,929,796      3,256,469
Abby M. O'Neill                                     168,842,866      3,343,399
Lawrence T. Perera                                  168,898,164      3,288,101
William J. Poorvu                                   168,919,629      3,266,636
Arnold D. Scott                                     168,951,874      3,234,391
J. Dale Sherratt                                    168,899,344      3,286,921
Elaine R. Smith                                     168,908,392      3,277,873
Ward Smith                                          168,761,569      3,424,696

ITEM 2. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.

                                               NUMBER OF SHARES
---------------------------------------------------------------
For                                                 200,248,358
Against                                               5,362,005
Abstain                                               8,043,928
Broker Non-votes                                     19,350,395

ITEM 3. To amend, remove or add certain fundamental investment policies.

                                               NUMBER OF SHARES
---------------------------------------------------------------
For                                                 128,026,467
Against                                               8,134,243
Abstain                                               5,648,619
Broker Non-votes                                     30,376,936

RESULTS OF SHAREHOLDER MEETING (Unaudited) -- continued

ITEM 4. To approve a new investment advisory agreement with Massachusetts Financial Services Company.

                                               NUMBER OF SHARES
---------------------------------------------------------------
For                                                 163,997,221
Against                                               3,131,754
Abstain                                               5,057,290

ITEM 5. To ratify the selection of Deloitte & Touche, LLP as the independent public accountants to be employed by the Trust for the fiscal year ending September 30, 2002.

                                               NUMBER OF SHARES
---------------------------------------------------------------
For                                                 166,563,965
Against                                               1,403,746
Abstain                                               4,218,554

PORTFOLIO OF INVESTMENTS (Unaudited) -- March 31, 2002

Stocks - 96.3%
--------------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES                  VALUE
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 88.6%
  Aerospace - 1.1%
    Northrop Grumman Corp.                                              480,500           $   54,320,525
--------------------------------------------------------------------------------------------------------
  Automotive - 1.1%
    Harley-Davidson, Inc.                                               985,900           $   54,352,667
--------------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 7.2%
    Bank of America Corp.                                             1,641,100           $  111,627,622
    Capital One Financial Corp.                                       1,133,700               72,386,745
    Comerica, Inc.                                                      312,960               19,581,907
    FleetBoston Financial Corp.                                       2,338,300               81,840,500
    SouthTrust Corp.                                                    786,800               20,771,520
    SunTrust Banks, Inc.                                                596,000               39,771,080
                                                                                          --------------
                                                                                          $  345,979,374
--------------------------------------------------------------------------------------------------------
  Business Services - 1.3%
    Automatic Data Processing, Inc.                                     563,000           $   32,806,010
    First Data Corp.                                                    326,400               28,478,400
                                                                                          --------------
                                                                                          $   61,284,410
--------------------------------------------------------------------------------------------------------
  Cellular Phones - 0.7%
    Motorola, Inc.                                                    2,393,500           $   33,987,700
--------------------------------------------------------------------------------------------------------
  Chemicals - 0.7%
    Air Products & Chemicals, Inc.                                      333,300           $   17,214,945
    Praxair, Inc.                                                       259,800               15,536,040
                                                                                          --------------
                                                                                          $   32,750,985
--------------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.9%
    Dell Computer Corp.*                                              1,589,500           $   41,501,845
--------------------------------------------------------------------------------------------------------
  Computer Software - 1.1%
    Oracle Corp.*                                                     4,149,520           $   53,113,856
--------------------------------------------------------------------------------------------------------
  Computer Software - Services - 1.1%
    SunGard Data Systems, Inc.*                                         787,500           $   25,963,875
    VERITAS Software Corp.*                                             647,901               28,397,501
                                                                                          --------------
                                                                                          $   54,361,376
--------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 1.7%
    Citrix Systems, Inc.*                                             1,873,700           $   32,377,536
    Network Associates, Inc.*                                           573,000               13,866,600
    Peoplesoft, Inc.*                                                   654,300               23,901,579
    Rational Software Corp.*                                            812,140               12,856,176
                                                                                          --------------
                                                                                          $   83,001,891
--------------------------------------------------------------------------------------------------------
  Conglomerates - 2.2%
    General Electric Co.                                              1,671,800           $   62,608,910
    Tyco International Ltd.                                           1,409,500               45,555,040
                                                                                          --------------
                                                                                          $  108,163,950
--------------------------------------------------------------------------------------------------------
  Construction - 0.2%
    Lennar Corp.                                                        146,700           $    7,739,892
--------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 2.9%
    Estee Lauder Cos., "A"                                              231,100           $    7,894,376
    Gillette Co.                                                        396,800               13,495,168
    Kimberly-Clark Corp.                                                442,000               28,575,300
    Philip Morris Cos., Inc.                                            930,400               49,004,168
    Procter & Gamble Co.                                                452,100               40,729,689
                                                                                          --------------
                                                                                          $  139,698,701
--------------------------------------------------------------------------------------------------------
  Electronics - 6.0%
    Analog Devices, Inc.*                                             1,653,598           $   74,478,054
    Atmel Corp.*                                                      2,752,900               27,914,406
    Linear Technology Corp.                                           1,077,300               47,638,206
    Maxim Integrated Products, Inc.*                                    897,700               50,010,867
    Novellus Systems, Inc.*                                             816,200               44,180,906
    Texas Instruments, Inc.                                           1,417,600               46,922,560
                                                                                          --------------
                                                                                          $  291,144,999
--------------------------------------------------------------------------------------------------------
  Energy - 1.1%
    Dynegy, Inc.                                                      1,505,410           $   43,656,890
    Equitable Resources, Inc.                                           322,200               11,215,782
                                                                                          --------------
                                                                                          $   54,872,672
--------------------------------------------------------------------------------------------------------
  Entertainment - 4.6%
    Clear Channel Communications, Inc.*                               1,599,700           $   82,240,577
    USA Networks, Inc.*                                                 130,500                4,145,985
    Viacom, Inc., "B"*                                                2,830,186              136,896,097
                                                                                          --------------
                                                                                          $  223,282,659
--------------------------------------------------------------------------------------------------------
  Financial Institutions - 6.5%
    Citigroup, Inc.                                                   2,241,186           $  110,983,531
    Fannie Mae                                                          887,600               70,901,488
    Freddie Mac                                                       1,160,200               73,521,874
    Goldman Sachs Group, Inc.                                           314,400               28,374,600
    Merrill Lynch & Co., Inc.                                           544,500               30,154,410
                                                                                          --------------
                                                                                          $  313,935,903
--------------------------------------------------------------------------------------------------------
  Financial Services - 0.7%
    Mellon Financial Corp.                                              930,500           $   35,907,995
--------------------------------------------------------------------------------------------------------
  Forest & Paper Products - 0.5%
    International Paper Co.                                             616,400           $   26,511,364
--------------------------------------------------------------------------------------------------------
  Healthcare - 0.1%
    HCA, Inc.                                                           139,400           $    6,144,752
--------------------------------------------------------------------------------------------------------
  Insurance - 6.9%
    AFLAC, Inc.                                                       1,001,010           $   29,529,795
    Allstate Corp.                                                      757,600               28,614,552
    American International Group, Inc.                                  565,475               40,793,366
    Chubb Corp.                                                         748,200               54,693,420
    CIGNA Corp.                                                         254,400               25,793,616
    Hartford Financial Services Group, Inc.                             405,900               27,649,908
    MetLife, Inc.                                                     1,955,400               61,595,100
    The St. Paul Cos., Inc.                                           1,069,400               49,031,990
    Travelers Property Casualty Corp. New*                              828,600               16,572,000
                                                                                          --------------
                                                                                          $  334,273,747
--------------------------------------------------------------------------------------------------------
  Machinery - 0.6%
    Danaher Corp.                                                       439,200           $   31,191,984
--------------------------------------------------------------------------------------------------------
  Medical & Health Products - 6.5%
    Allergan, Inc.                                                      353,200           $   22,834,380
    Applera Corp. - Applied Biosystems Group                            923,300               20,635,755
    Eli Lilly & Co.                                                     889,800               67,802,760
    Johnson & Johnson Co.                                               859,700               55,837,515
    Pfizer, Inc.                                                      3,661,325              145,501,055
                                                                                          --------------
                                                                                          $  312,611,465
--------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 2.6%
    Cardinal Health, Inc.                                               581,749           $   41,240,187
    Genzyme Corp.*                                                      871,300               38,049,671
    HEALTHSOUTH Corp.*                                                1,618,700               23,228,345
    Lincare Holdings, Inc.*                                             372,100               10,091,352
    Tenet Healthcare Corp.*                                             196,900               13,196,238
                                                                                          --------------
                                                                                          $  125,805,793
--------------------------------------------------------------------------------------------------------
  Metals & Minerals - 0.6%
    Alcoa, Inc.                                                         818,600           $   30,893,964
--------------------------------------------------------------------------------------------------------
  Oil Services - 1.0%
    El Paso Corp.                                                     1,045,616           $   46,038,472
--------------------------------------------------------------------------------------------------------
  Oils - 5.3%
    Anadarko Petroleum Corp.                                            486,800           $   27,474,992
    Apache Corp.                                                        397,970               22,636,534
    Devon Energy Corp.                                                  548,000               26,451,960
    ExxonMobil Corp.                                                  3,454,738              151,421,166
    GlobalSantaFe Corp.                                                 840,868               27,496,384
                                                                                          --------------
                                                                                          $  255,481,036
--------------------------------------------------------------------------------------------------------
  Pharmaceuticals - 2.6%
    Wyeth*                                                            1,881,600           $  123,527,040
--------------------------------------------------------------------------------------------------------
  Printing & Publishing - 0.4%
    Gannett Co., Inc.                                                   128,000           $    9,740,800
    Tribune Co.                                                         219,200                9,964,832
                                                                                          --------------
                                                                                          $   19,705,632
--------------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.3%
    Starwood Hotels & Resorts Co.                                       402,400           $   15,134,264
--------------------------------------------------------------------------------------------------------
  Retail - 8.0%
    Dollar Tree Stores, Inc.*                                           310,300           $   10,180,943
    Family Dollar Stores, Inc.                                          668,300               22,394,733
    Home Depot, Inc.                                                  1,511,500               73,474,015
    Lowe's Cos., Inc.                                                   710,500               30,899,645
    Sears, Roebuck & Co.                                                845,900               43,369,293
    Target Corp.                                                      1,420,600               61,256,272
    Wal-Mart Stores, Inc.                                             2,360,900              144,699,561
                                                                                          --------------
                                                                                          $  386,274,462
--------------------------------------------------------------------------------------------------------
  Special Products & Services - 3.0%
    Illinois Tool Works, Inc.                                           461,100           $   33,360,585
    Minnesota Mining & Manufacturing Co.                                559,000               64,290,590
    SPX Corp.*                                                          331,000               46,862,980
                                                                                          --------------
                                                                                          $  144,514,155
--------------------------------------------------------------------------------------------------------
  Supermarket - 1.0%
    Safeway, Inc.*                                                    1,124,800           $   50,638,496
--------------------------------------------------------------------------------------------------------
  Telecommunications - 4.0%
    Amdocs Ltd.*                                                        962,375           $   25,647,294
    AT&T Corp.                                                        2,481,700               38,962,690
    BellSouth Corp.                                                   1,920,100               70,774,886
    Charter Communications, Inc.*                                     1,283,030               14,485,408
    EchoStar Communications Corp.*                                    1,555,800               44,060,256
                                                                                          --------------
                                                                                          $  193,930,534
--------------------------------------------------------------------------------------------------------
  Telecommunications & Cable - 0.7%
    Comcast Corp., "A"*                                               1,129,100           $   35,905,380
--------------------------------------------------------------------------------------------------------
  Telecommunications - Wireless - 0.5%
    AT&T Wireless Services, Inc.*                                     2,710,529           $   24,259,235
--------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 2.0%
    Cisco Systems, Inc.*                                              2,105,600           $   35,647,808
    Emulex Corp.*                                                       940,300               30,964,079
    QLogic Corp.*                                                       560,615               27,761,655
                                                                                          --------------
                                                                                          $   94,373,542
--------------------------------------------------------------------------------------------------------
  Transportation - 0.9%
    United Parcel Service, Inc.                                         694,100           $   42,201,280
--------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                         $4,288,817,997
--------------------------------------------------------------------------------------------------------

Foreign Stocks - 7.7%
  Bermuda - 2.2%
    Ace Ltd. (Insurance)                                              1,307,200           $   54,510,240
    XL Capital Ltd. (Insurance)                                         566,500               52,882,775
                                                                                          --------------
                                                                                          $  107,393,015
--------------------------------------------------------------------------------------------------------
  Finland - 0.9%
    Nokia Corp., ADR (Telecommunications)                             2,134,900           $   44,277,826
--------------------------------------------------------------------------------------------------------
  France - 1.0%
    Total Fina Elf S.A., "B" (Oils)                                     312,800           $   48,184,685
--------------------------------------------------------------------------------------------------------
  Ireland - 0.3%
    Jefferson Smurfit Corp. (Forest & Paper Products)                 6,265,200           $   14,896,011
--------------------------------------------------------------------------------------------------------
  Japan - 0.3%
    Honda Motor Co., Ltd. (Automotive)                                  338,600           $   14,222,170
--------------------------------------------------------------------------------------------------------
  Netherlands - 1.9%
    STMicroelectronics N.V. (Electronics)                             2,142,500           $   72,673,600
    Unilever N.V. (Consumer Goods and Services)                         354,600               20,306,433
                                                                                          --------------
                                                                                          $   92,980,033
--------------------------------------------------------------------------------------------------------
  Switzerland - 0.8%
    Syngenta AG (Chemicals)*                                            586,100           $   35,761,149
--------------------------------------------------------------------------------------------------------
  United Kingdom - 0.3%
    Diageo PLC (Food & Beverage Products)*                            1,171,770           $   15,314,529
--------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                      $  373,029,418
--------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $4,317,031,244)                                            $4,661,847,415
--------------------------------------------------------------------------------------------------------

Short-Term Obligations - 1.8%
--------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
                                                                (000 OMITTED)
--------------------------------------------------------------------------------------------------------
    Cargill, Inc., due 4/01/02                                     $        121           $      121,000
    Citigroup, Inc., due 4/04/02 - 4/12/02                               10,700               10,697,211
    Ford Motor Credit Corp., due 4/08/02 - 4/15/02                       23,600               23,583,757
    General Electric Capital Corp., due 4/01/02                          52,678               52,678,000
--------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                           $   87,079,968
--------------------------------------------------------------------------------------------------------

Repurchase Agreement - 1.5%
--------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
                                                                (000 OMITTED)
--------------------------------------------------------------------------------------------------------
    Merrill Lynch, dated 3/28/02, due 4/01/02, total to
      be received $71,782,354 (secured by various U.S.
      Treasury and Federal Agency obligations in a
      jointly traded account), at Cost                             $     71,768           $   71,768,000
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $4,475,879,212)                                       $4,820,695,383

Other Assets, Less Liabilities - 0.4%                                                         17,070,107
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $4,837,765,490
--------------------------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
MARCH 31, 2002
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $4,475,879,212)        $4,820,695,383
  Investments of cash collateral for securities loaned,
    at identified cost and value                                    117,021,463
  Cash                                                                  282,877
  Receivable for fund shares sold                                     8,438,463
  Receivable for investments sold                                    17,375,617
  Dividends and interest receivable                                   6,096,323
  Other assets                                                           66,587
                                                                 --------------
    Total assets                                                 $4,969,976,713
                                                                 --------------
Liabilities:
  Payable for fund shares reacquired                             $   11,583,005
  Payable for investments purchased                                   2,478,341
  Collateral for securities loaned, at value                        117,021,463
  Payable to affiliates -
    Management fee                                                      227,687
    Administrative fee                                                    7,416
    Shareholder servicing agent fee                                      52,951
    Distribution and service fee                                        360,616
  Accrued expenses and other liabilities                                479,744
                                                                 --------------
      Total liabilities                                          $  132,211,223
                                                                 --------------
Net assets                                                       $4,837,765,490
                                                                 ==============
Net assets consist of:
  Paid-in capital                                                $5,439,523,865
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies                 344,791,233
  Accumulated net realized loss on investments
    and foreign currency transactions                              (940,778,833)
  Accumulated net investment loss                                    (5,770,775)
                                                                 --------------
      Total                                                      $4,837,765,490
                                                                 ==============
Shares of beneficial interest outstanding                          264,099,646
                                                                   ===========
Class A shares:
  Net asset value per share
    (net assets of $2,352,351,952 / 125,065,007 shares of
     beneficial interest outstanding)                                 $18.81
                                                                      ======
  Offering price per share (100 / 94.25 of net asset
    value per share)                                                  $19.96
                                                                      ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $1,955,305,240 / 109,425,399 shares of
     beneficial interest outstanding)                                 $17.87
                                                                      ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $516,832,222 / 28,913,279 shares of
     beneficial interest outstanding)                                 $17.88
                                                                      ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $13,276,076 / 695,961 shares of
     beneficial interest outstanding)                                 $19.08
                                                                      ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED MARCH 31, 2002
-------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                    $   25,946,222
    Interest                                                          2,296,140
    Foreign taxes withheld                                             (177,319)
                                                                 --------------
      Total investment income                                    $   28,065,043
                                                                 --------------
  Expenses -
    Management fee                                               $   10,425,915
    Trustees' compensation                                               53,682
    Shareholder servicing agent fee                                   2,423,147
    Distribution and service fee (Class A)                            4,075,670
    Distribution and service fee (Class B)                            9,893,695
    Distribution and service fee (Class C)                            2,642,886
    Administrative fee                                                  166,817
    Custodian fee                                                       776,727
    Printing                                                            330,398
    Postage                                                             318,410
    Auditing fees                                                        17,235
    Legal fees                                                            1,352
    Miscellaneous                                                     2,848,888
                                                                 --------------
      Total expenses                                             $   33,974,822
    Fees paid indirectly                                               (563,714)
                                                                 --------------
      Net expenses                                               $   33,411,108
                                                                 --------------
        Net investment loss                                      $   (5,346,065)
                                                                 --------------
Realized and unrealized gain (loss) on investments:
    Realized gain (loss) (identified cost basis) -
      Investment transactions                                    $ (289,524,875)
      Foreign currency transactions                                   3,230,247
                                                                 --------------
        Net realized loss on investments and foreign currency
          transactions                                           $ (286,294,628)
                                                                 --------------
    Change in unrealized appreciation (depreciation) -
      Investments                                                $  850,061,257
      Translation of assets and liabilities in foreign
        currencies                                                     (234,518)
                                                                 --------------
        Net unrealized gain on investments and foreign
          currency translation                                   $  849,826,739
                                                                 --------------
          Net realized and unrealized gain on investments and
            foreign currency                                     $  563,532,111
                                                                 --------------
            Increase in net assets from operations               $  558,186,046
                                                                 ==============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------
                                                              SIX MONTHS ENDED                     YEAR ENDED
                                                                MARCH 31, 2002             SEPTEMBER 30, 2001
                                                                   (UNAUDITED)
-------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                          $   (5,346,065)               $   (23,213,407)
  Net realized loss on investments and foreign currency
    transactions                                                 (286,294,628)                  (619,014,499)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                          849,826,739                 (2,499,852,452)
                                                               --------------                ---------------
      Increase (decrease) in net assets from operations        $  558,186,046                $(3,142,080,358)
                                                               --------------                ---------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                            $         --                  $  (417,552,304)
  From net realized gain on investments and foreign                      --
    currency transactions (Class B)
  From net realized gain on investments and foreign                      --                     (371,111,144)
    currency transactions (Class C)
  From net realized gain on investments and foreign                      --                      (99,020,011)
    currency transactions (Class I)
  In excess of net realized gain on investments and                      --                       (2,335,693)
    foreign currency transactions (Class A)
  In excess of net realized gain on investments and                      --                      (11,984,617)
    foreign currency transactions (Class B)
  In excess of net realized gain on investments and                      --                      (10,651,660)
    foreign currency transactions (Class C)
  In excess of net realized gain on investments and                      --                       (2,842,080)
    foreign currency transactions (Class I)
                                                                                                     (67,039)
                                                               --------------                ---------------
      Total distributions declared to shareholders             $         --                  $  (915,564,548)
                                                               --------------                ---------------
Net increase (decrease) in net assets from fund share
  transactions                                                 $ (355,591,393)               $   511,222,778
                                                               --------------                ---------------
      Total increase (decrease) in net assets                  $  202,594,653                $(3,546,422,128)
Net assets:
  At beginning of period                                        4,635,170,837                  8,181,592,965
                                                               --------------                ---------------
At end of period (including accumulated net investment
  loss of $5,770,775 and $424,710, respectively)               $4,837,765,490                $ 4,635,170,837
                                                               ==============                ===============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
--------------------------------------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED SEPTEMBER 30,
                                     SIX MONTHS ENDED         ------------------------------------------------------------------
                                       MARCH 31, 2002            2001           2000          1999           1998           1997
                                          (UNAUDITED)
--------------------------------------------------------------------------------------------------------------------------------
                                             CLASS A
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period          $16.73         $ 31.40         $25.58        $21.45         $22.69         $18.53
                                               ------         -------         ------        ------         ------         ------
Income (loss) from investment operations# -
  Net investment income (loss)                 $ 0.01          $(0.00)*       $(0.05)       $(0.02)        $ 0.05         $ 0.04
  Net realized and unrealized gain (loss) on
    investments and foreign currency             2.07          (11.15)          8.01          5.10          (0.30)          5.07
                                               ------         -------         ------        ------         ------         ------
      Total from investment operations         $ 2.08         $(11.15)        $ 7.96        $ 5.08         $(0.25)        $ 5.11
                                               ------         -------         ------        ------         ------         ------
Less distributions declared to shareholders -
  From net investment income                   $ --           $  --           $ --          $ --           $ --           $(0.01)
  From net realized gain on investments
    and foreign currency transactions            --             (3.42)         (2.14)        (0.95)         (0.99)         (0.92)
  In excess of net investment income             --              --             --            --             --            (0.02)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                 --             (0.10)          --            --             --             --
                                               ------         -------         ------        ------         ------         ------
      Total distributions declared to
        shareholders                           $ --           $ (3.52)        $(2.14)       $(0.95)        $(0.99)        $(0.95)
                                               ------         -------         ------        ------         ------         ------
Net asset value - end of period                $18.81         $ 16.73         $31.40        $25.58         $21.45         $22.69
                                               ======         =======         ======        ======         ======         ======
Total return(+)                                 12.43%++       (38.83)%        32.45%        24.09%         (0.89)%        28.72%
Ratios (to average net assets)/ Supplemental data:
  Expenses##                                     1.07%+          0.99%          0.96%         0.98%          0.91%          0.96%
  Net investment income (loss)                   0.12%+         (0.01)%        (0.16)%       (0.06)%         0.23%          0.18%
Portfolio turnover                                 50%             91%            95%           93%            81%            79%
Net assets at end of period (000 Omitted)  $2,352,352      $2,213,955     $3,795,327    $3,061,563     $2,611,866     $2,201,849

  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
  * Per share amount was less than $0.01.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED SEPTEMBER 30,
                   SIX MONTHS ENDED         -----------------------------------------------------------------------------------
                     MARCH 31, 2002                2001              2000              1999              1998              1997
                        (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
                            CLASS B
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value -
  beginning of period        $15.95             $ 30.09            $24.74            $20.90            $22.16            $18.19
                             ------             -------            ------            ------            ------            ------
Income (loss) from
  investment operations# -
  Net investment loss        $(0.05)            $ (0.15)           $(0.23)           $(0.18)           $(0.10)           $(0.10)
  Net realized and
    unrealized gain (loss)
    on investments and
    foreign currency           1.97              (10.65)             7.72              4.97             (0.28)             4.97
                             ------             -------            ------            ------            ------            ------
      Total from investment
        operations           $ 1.92             $(10.80)           $ 7.49            $ 4.79            $(0.38)           $ 4.87
                             ------             -------            ------            ------            ------            ------
Less distributions
  declared to shareholders -
  From net realized gain on
    investments and
    foreign currency
    transactions             $ --               $ (3.25)           $(2.14)           $(0.95)           $(0.88)           $(0.90)
  In excess of net
    realized gain on
    investments and
    foreign currency
    transactions               --                 (0.09)             --                --                --                --
                             ------             -------            ------            ------            ------            ------
      Total distributions
        declared to
        shareholders         $ --               $ (3.34)           $(2.14)           $(0.95)           $(0.88)           $(0.90)
                             ------             -------            ------            ------            ------            ------
Net asset value -
  end of period              $17.87             $ 15.95            $30.09            $24.74            $20.90            $22.16
                             ======             =======            ======            ======            ======            ======
Total return                  12.04%++           (39.23)%           31.60%            23.31%            (1.54)%           27.88%
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                   1.72%+              1.64%             1.61%             1.63%             1.56%             1.63%
  Net investment loss         (0.53)%+            (0.66)%           (0.81)%           (0.71)%           (0.42)%           (0.49)%
Portfolio turnover               50%                 91%               95%               93%               81%               79%
Net assets at end of
  period (000 Omitted)   $1,955,305          $1,896,352        $3,455,142        $2,753,935        $2,237,570        $1,860,130

 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED SEPTEMBER 30,
                                         SIX MONTHS ENDED       ----------------------------------------------------------
                                           MARCH 31, 2002          2001       2000        1999        1998           1997
                                              (UNAUDITED)
--------------------------------------------------------------------------------------------------------------------------
                                                 CLASS C
--------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period             $15.95        $ 30.11      $24.75      $20.92      $22.17         $18.22
                                                  ------        -------      ------      ------      ------         ------
Income (loss) from investment operations# -
  Net investment loss                             $(0.05)        $(0.15)     $(0.23)     $(0.18)     $(0.10)        $(0.09)
  Net realized and unrealized gain (loss)
    on investments and foreign currency             1.98         (10.66)       7.73        4.96       (0.27)          4.96
                                                  ------        -------      ------      ------      ------         ------
      Total from investment operations            $ 1.93        $(10.81)     $ 7.50      $ 4.78      $(0.37)        $ 4.87
                                                  ------        -------      ------      ------      ------         ------
Less distributions declared to shareholders -
  From net investment income                      $ --          $  --        $ --        $ --        $ --           $(0.00)*
  From net realized gain on investments and
    foreign currency transactions                   --            (3.26)      (2.14)      (0.95)      (0.88)         (0.92)
  In excess of net investment income                --             --          --          --          --            (0.00)*
  In excess of net realized gain on
    investments and foreign currency
    transactions                                    --            (0.09)       --          --          --             --
                                                  ------        -------      ------      ------      ------         ------
      Total distributions declared to
        shareholders                              $ --           $(3.35)     $(2.14)     $(0.95)     $(0.88)        $(0.92)
                                                  ------        -------      ------      ------      ------         ------
Net asset value - end of period                   $17.88        $ 15.95      $30.11      $24.75      $20.92         $22.17
                                                  ======        =======      ======      ======      ======         ======
Total return                                       12.10%++      (39.25)%     31.58%      23.35%      (1.51)%        27.87%
Ratios (to average net assets)/ Supplemental data:
  Expenses##                                        1.72%+         1.64%       1.61%       1.63%       1.56%          1.62%
  Net investment loss                              (0.53)%+       (0.66)%     (0.81)%     (0.71)%     (0.42)%        (0.47)%
Portfolio turnover                                    50%            91%         95%         93%         81%            79%
Net assets at end of period (000 Omitted)       $516,832       $513,120    $910,205    $699,816    $563,505       $459,809

 + Annualized.
++ Not annualized.
 * Per share amount was less than $0.01.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED SEPTEMBER 30,                       PERIOD ENDED
                          SIX MONTHS ENDED        --------------------------------------------------------      SEPTEMBER 30,
                            MARCH 31, 2001               2001            2000           1999          1998              1997*
                               (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                   CLASS I
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of
  period                            $16.94            $ 31.76          $25.77         $21.52        $22.75             $18.34
                                    ------            -------          ------         ------        ------             ------
Income (loss) from investment
operations# -
  Net investment income             $ 0.04            $  0.08          $ 0.06         $ 0.07        $ 0.13             $ 0.07
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency              2.10             (11.28)           8.07           5.13         (0.31)              4.34
                                    ------            -------          ------         ------        ------             ------
      Total from investment
        operations                  $ 2.14            $(11.20)         $ 8.13         $ 5.20        $(0.18)            $ 4.41
                                    ------            -------          ------         ------        ------             ------
Less distributions declared to
  shareholders -
  From net realized gain on
    investments and foreign
    currency transactions           $ --              $ (3.52)         $(2.14)        $(0.95)       $(1.05)            $ --
  In excess of net realized
    gain on investments and
    foreign currency
    transactions                      --                (0.10)           --             --            --                 --
                                    ------            -------          ------         ------        ------             ------
      Total distributions
        declared to shareholders    $ --              $ (3.62)         $(2.14)        $(0.95)       $(1.05)            $ --
                                    ------            -------          ------         ------        ------             ------
Net asset value - end of
  period                            $19.08            $ 16.94          $31.76         $25.77        $21.52             $22.75
                                    ======            =======          ======         ======        ======             ======
Total return                         12.63%++          (38.61)%         32.90%         24.59%        (0.55)%            24.05%++
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                          0.72%+             0.64%           0.61%          0.63%         0.56%              0.63%+
  Net investment income               0.47%+             0.34%           0.20%          0.29%         0.57%              0.51%+
Portfolio turnover                      50%                91%             95%            93%           81%                79%
Net assets at end of period
  (000 Omitted)                    $13,276            $11,744         $20,919        $19,488       $17,551            $19,400

 * For the period from the inception of Class I shares, January 2, 1997, through September 30, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Research Fund (the fund) is a diversified series of MFS Series Trust V (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward foreign currency exchange contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Trustee Compensation - Under a Deferred Compensation Plan (the Plan) independent Trustees may elect to defer receipt of all or a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or other MFS funds selected by the Trustee. Deferred amounts represent an unsecured obligation of the fund until distributed in accordance with the Plan.

Security Loans - State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provide the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At March 31, 2002, the value of securities loaned was $112,527,147. These loans were collateralized by cash of $117,021,463 which was invested in the following short-term obligations:

                                                      SHARES/     AMORTIZED COST
                                             PRINCIPAL AMOUNT          AND VALUE
--------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio      117,021,463       $117,021,463

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended September 30, 2001 and September 30, 2000 was as follows:

                                    SEPTEMBER 30, 2001        SEPTEMBER 30, 2000
--------------------------------------------------------------------------------
Distributions declared from:
    Ordinary income                       $ 57,229,049              $    --
    Long-term capital gain                 858,335,499               546,596,911
                                          ------------              ------------
Total distributions declared              $915,564,548              $546,596,911
                                          ============              ============

As of September 30, 2001, the components of accumulated losses on a tax basis were as follows:

          Capital loss carryforward                    $(34,337,362)
          Unrealized loss                              (554,855,050)
          Other temporary differences                  (570,327,300)

For federal income tax purposes, the capital loss carryforward of $34,337,362 may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on September 30, 2009.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.43% of the fund's average daily net assets.

The fund pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). On January 1, 2002, the Trustees terminated the Independent Trustee unfunded defined benefit plan for active Trustees and converted it to an unfunded retirement benefit deferral plan for active Trustees. Under the new plan, the unfunded pension liability was converted into an equivalent value of notional shares of the fund that will fluctuate with the performance of the fund.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

              First $2 billion                           0.0175%
              Next $2.5 billion                          0.0130%
              Next $2.5 billion                          0.0005%
              In excess of $7 billion                    0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $119,728 for the six months ended March 31, 2002, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $119,819 for the six months ended March 31, 2002. Fees incurred under the distribution plan during the six months ended March 31, 2002, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $86,652 and $94,496 for Class B and Class C shares, respectively, for the six months ended March 31, 2002. Fees incurred under the distribution plan during the six months ended March 31, 2002, were 1.00% of average daily net assets attributable to Class B and Class C shares, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended March 31, 2002, were $15,604, $1,559,421, and $38,373 for Class A, Class B, and
Class C shares, respectively.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $2,320,145,118 and $2,616,902,367, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $4,475,879,212
                                                               --------------
Gross unrealized appreciation                                  $  518,102,440
Gross unrealized depreciation                                    (173,286,269)
                                                               --------------
    Net unrealized appreciation                                $  344,816,171
                                                               ==============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                      SIX MONTHS ENDED MARCH 31, 2002            YEAR ENDED SEPTEMBER 30, 2001
                                   ----------------------------------        ---------------------------------
                                         SHARES                AMOUNT             SHARES                AMOUNT
--------------------------------------------------------------------------------------------------------------
Shares sold                         128,331,210       $ 2,341,177,434        245,861,095       $ 5,541,023,915
Shares issued to shareholders in
  reinvestment of distributions          56,470             1,067,170         15,551,206           369,807,279
Shares reacquired                  (135,650,878)       (2,476,973,305)      (249,941,913)       (5,599,626,793)
                                   ------------       ---------------       ------------       ---------------
    Net increase (decrease)          (7,263,198)      $  (134,728,701)        11,470,388       $   311,204,401
                                   ============       ===============       ============       ===============

Class B shares
                                      SIX MONTHS ENDED MARCH 31, 2002            YEAR ENDED SEPTEMBER 30, 2001
                                   ----------------------------------        ---------------------------------
                                         SHARES                AMOUNT             SHARES                AMOUNT
--------------------------------------------------------------------------------------------------------------
Shares sold                           3,733,718       $    64,851,325         13,416,111       $   300,229,940
Shares issued to shareholders in
  reinvestment of distributions             481                 8,330         13,931,097           317,487,772
Shares reacquired                   (13,234,068)         (229,448,770)       (23,260,921)         (479,654,502)
                                   ------------       ---------------       ------------       ---------------
    Net increase (decrease)          (9,499,869)      $  (164,589,115)         4,086,287       $   138,063,210
                                   ============       ===============       ============       ===============

Class C shares
                                      SIX MONTHS ENDED MARCH 31, 2002            YEAR ENDED SEPTEMBER 30, 2001
                                   ----------------------------------        ---------------------------------
                                         SHARES                AMOUNT             SHARES                AMOUNT
--------------------------------------------------------------------------------------------------------------
Shares sold                           1,656,263       $    28,736,276          7,535,676       $   172,208,077
Shares issued to shareholders in
  reinvestment of distributions            (200)               (5,114)          3,335,323            76,078,627
Shares reacquired                    (4,908,086)          (85,041,816)        (8,937,261)         (187,375,177)
                                   ------------       ---------------       ------------       ---------------
    Net increase (decrease)          (3,252,023)      $   (56,310,654)         1,933,738       $    60,911,527
                                   ============       ===============       ============       ===============

Class I shares
                                      SIX MONTHS ENDED MARCH 31, 2002            YEAR ENDED SEPTEMBER 30, 2001
                                   ----------------------------------        ---------------------------------
                                         SHARES                AMOUNT             SHARES                AMOUNT
--------------------------------------------------------------------------------------------------------------
Shares sold                              55,494       $     1,011,993             52,076       $     1,222,392
Shares issued to shareholders in
  reinvestment of distributions          --                    --                 93,525             2,245,531
Shares reacquired                       (52,972)             (974,916)          (110,788)           (2,424,283)
                                   ------------       ---------------       ------------       ---------------
    Net increase                          2,522       $        37,077             34,813       $     1,043,640
                                   ============       ===============       ============       ===============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the six months ended March 31, 2002, was $15,994. The fund had no borrowings during the period.





                 --------------------------------------------
   This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) RESEARCH FUND

The following tables present certain information regarding the Trustees and officers of MFS Series Trust V of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

             NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              ABBY M. O'NEILL (born 04/27/28) Trustee
Chairman and President                                   Private investor; Rockefeller Financial Services,
Massachusetts Financial Services Company, Chairman       Inc. (investment advisers), Chairman and Chief
and Chief Executive Officer                              Executive Officer

JOHN W. BALLEN* (born 09/12/59) Trustee                  LAWRENCE T. PERERA (born 06/23/ 35) Trustee
Massachusetts Financial Services Company,                Hemenway & Barnes (attorneys), Partner
President and Director
                                                         WILLIAM J. POORVU (born 04/10/ 35) Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee                  Harvard University Graduate School of Business
Massachusetts Financial Services Company, Chief          Administration, Adjunct Professor; CBL &
Investment Officer, Executive Vice President and         Associates Properties, Inc. (real estate
Director                                                 investment trust), Director; The Baupost Fund (a
                                                         mutual fund), Vice Chairman and Trustee
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee
Brigham and Women's Hospital, Chief of Cardiac           J. DALE SHERRATT (born 09/23/ 38) Trustee
Surgery; Harvard Medical School, Professor of            Insight Resources, Inc. (acquisition planning
Surgery                                                  specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)       General Partner (since 1993); Paragon Trade
Trustee                                                  Brands, Inc. (disposable consumer products),
Edmund Gibbons Limited (diversified holding              Director; Cambridge Nutraceuticals (professional
company), Chief Executive Officer; Colonial              nutritional products), Chief Executive Officer
Insurance Company Ltd., Director and Chairman;           (until May 2001)
Bank of Butterfield, Chairman (until 1997)
                                                         ELAINE R. SMITH (born 04/25/46) Trustee
WILLIAM R. GUTOW (born 09/27/41) Trustee                 Independent health care industry consultant
Private investor and real estate consultant;
Capitol Entertainment Management Company (video          WARD SMITH (born 09/13/30) Trustee
franchise), Vice Chairman                                Private investor; Sundstrand Corporation
                                                         (manufacturer of highly engineered products for
J. ATWOOD IVES (born 05/01/36) Trustee                   industrial and aerospace applications), Director
Private investor; KeySpan Corporation (energy            (until June 1999)
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS

JEFFREY L. SHAMES (born 06/02/55) Trustee,               ROBERT R. FLAHERTY (born 09/18/ 63) Assistant
Chairman and President                                   Treasurer
Massachusetts Financial Services Company, Chairman       Massachusetts Financial Services Company, Vice
and Chief Executive Officer                              President (since August 2000); UAM Fund Services,
                                                         Senior Vice President (prior to August 2000)
JAMES R. BORDEWICK, JR. (born 03/06/ 59) Assistant
Secretary and Assistant Clerk                            ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Massachusetts Financial Services Company, Senior         Massachusetts Financial Services Company, Vice
Vice President and Associate General Counsel             President (since September 1996)

MARK E. BRADLEY (born 11/23/59) Assistant                JAMES O. YOST (born 06/12/60) Assistant Treasurer
Treasurer                                                Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Vice           Vice President
President (since March 1997)

STEPHEN E. CAVAN (born 11/06/53) Secretary and
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Ives, Perera and Poorvu, and Ms. Smith have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen and Gutow have each served as a Trustee of the Trust since August 1, 2001. Messrs. Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing- impaired
DIRECTOR OF GLOBAL EQUITY RESEARCH                       individuals, call toll free: 1-800-637-6576 any
David A. Antonelli+                                      business day from 9 a.m. to 5 p.m. Eastern time.
                                                         (To use this service, your phone must be equipped
CUSTODIAN                                                with a Telecommunications Device for the Deaf).
State Street Bank and Trust Company
                                                         For share prices, account balances, exchanges or
INVESTOR INFORMATION                                     stock and bond outlooks, call toll free:
For information on MFS mutual funds, call your           1-800-MFS-TALK (1-800-637-8255) anytime from a
investment professional or, for an information           touch-tone telephone.
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a       WORLD WIDE WEB
message anytime).                                        www.mfs.com

+ MFS Investment Management

MFS(R) RESEARCH FUND                                           ------------
                                                                PRSRT STD
[logo] M F S(R)                                                U.S. POSTAGE
INVESTMENT MANAGEMENT                                              PAID
                                                                   MFS
500 BOYLSTON STREET                                            ------------
BOSTON, MA 02116-3741

(C)2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                              MFR-3  5/02  400M  14/214/314/814